UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

SLEEP NUMBER CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-25121	41-1597886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 Third Avenue South Minneapolis, Minnesota	55404
(Address of principal executive offices)	(Zip Code)

(763) 551-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2019, Sleep Number Corporation (the “Company”) announced that Andy P. Carlin, Executive Vice President, Chief Sales and Services Officer, will retire from the Company effective in June of 2019. The Company thanks Mr. Carlin for his service and dedication during his tenure as a member of the senior management team of the Company. Instead of a long-term incentive award in 2019 as an executive officer of the Company, Mr. Carlin will receive a $150,000 cash payment upon his retirement.

Melissa Barra, who is currently the Company’s Senior Vice President, Chief Strategy and Customer Relationship Officer, will assume Mr. Carlin’s responsibilities as Senior Vice President, Chief Sales, Services and Strategy Officer following Mr. Carlin’s retirement. Ms. Barra initially joined the Company in February 2013, serving as the Company’s Vice President, Consumer Insights and Strategy, until January 2015, when she took her current role.

On March 25, 2019, Vicki O’Meara informed the Company that she will retire from the Board of Directors of the Company (the “Board”), effective upon the conclusion of the 2019 Annual Meeting of Shareholders, in light of her increasing professional commitments. The Company thanks Ms. O’Meara for her service and dedication during her tenure as a member of the Board. Ms. O’Meara’s decision to retire was not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Item 7.01.	Regulation FD Disclosure.

On March 28, 2019, the Company issued a press release announcing the retirement of Mr. Carlin, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Item 7.01 of this report and Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 28, 2019 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION (Registrant)

By:	/s/ Samuel R. Hellfeld
Name:	Samuel R. Hellfeld
Title:	Senior Vice President and Chief Legal and Risk Officer and Secretary

Date: March 28, 2019